AMENDMENT NO. 5
TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 (this "Amendment"), dated as of August 15, 2007, is among Truck Retail Accounts Corporation, a Delaware corporation ("Seller"), Navistar Financial Corporation, a Delaware corporation ("Navistar"), as initial Servicer (Navistar, together with Seller, the "Seller Parties" and each a "Seller Party"), the entities listed on Schedule A to the Agreement (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), Jupiter Securitization Company LLC (f/kla Jupiter Securitization Corporation) ("Jupiter"), JS Siloed Trust (the "Trust") and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as agent for the Purchasers (together with its successors and assigns, the "Agent"), and pertains to that certain Receivables Purchase Agreement dated as of April 8, 2004 by and among the parties hereto other than the Trust, as heretofore amended (the "Agreement"). Unless defined elsewhere herein, capitalized terms used in this, Amendment shall have the meanings assigned to such terms in the Agreement.

PRELIMINARY STATEMENTS

Jupiter wishes to assign all of its right, title and interest in, to and under the Agreement to the Trust, and the Trust wishes to accept such assignment; and

In connection with the foregoing assignment, certain technical amendments to the Agreement are required.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                       Amendments.

(a)  For value received, Jupiter hereby assigns all of its right, title and interest in, to and under the Agreement and other Transaction Documents to the Trust, and the Trust hereby accepts such assignment. From and after the date hereof, all references in the Transaction Documents to "Jupiter Securitization Company LLC," "Jupiter" or "Conduit," whether alone or as part of another defined term, are hereby replaced with references to "JS Siloed Trust," "JSST" or "Trust," respectively. The address for notices to JS Siloed Trust shall be as set forth below its signature hereto.

(b)  Section 10.1 is hereby amended to delete "the Agent and each Purchaser" where it appears in the third line thereof and to replace it with "the Agent, Jupiter and each Purchaser".

(c)  Clause (iii) of Section 14.5(b) is hereby amended and restated in its entirety to read as follows:

(iii) by the Agent to any rating agency, Commercial Paper dealer, Funding Source or any other entity organized for the purpose of purchasing, or making loans secured by, financial assets for which JPMorgan Chase acts as the administrative agent or trustee and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person referred to in this clause (iii) is informed of the confidential nature of such information.

(d)  Section 14.6 is hereby amended and restated in its entirety to read as follows:

Section 14.6. Bankruptcy Petition. Each of Seller, the Servicer, the Agent and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of JSST or Jupiter, it will not institute against, or join any other Person in instituting against, JSST or Jupiter any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(e)  Section 14.13 is hereby amended and restated in its entirety to read as follows:

Section 14.13. JPMorgan Chase Roles. Each of the Financial Institutions acknowledges that JPMorgan Chase acts, or may in the future act, (i) as administrative trustee for the Trust, (ii) as administrative agent for Jupiter and the Financial Institutions, (iii) as issuing and paying agent for the Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (v) to provide other services from time to time for the Trust, Jupiter or any Financial Institution (collectively, the "JPMorgan Chase Roles"). Without limiting the generality of this Section 14.13, each Financial Institution hereby acknowledges and consents to any and all JPMorgan Chase Roles and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative trustee for the Trust, and the giving of notice to the Agent of a mandatory purchase pursuant to a Funding Agreement.

(f)            The following definitions are hereby amended and restated in their entirety as set forth below:

"Commercial Paper" means promissory notes of Jupiter Securitization Company LLC (together with its successors, "Jupiter") issued in the commercial paper market.

"Funding Agreement" means this Agreement, any agreement executed by the Trust and Jupiter under which Jupiter agrees to provide funds to the Trust, and any agreement or instrument executed by any Funding Source with or for the benefit of Jupiter or the Trust.

"Funding Source" means (i) any Financial Institution, (ii) Jupiter, or (iii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Jupiter or the Trust.

"Pooled Commercial Paper" means Commercial Paper notes of Jupiter subject to any particular pooling arrangement by Jupiter, but excluding Commercial Paper issued by Jupiter for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Jupiter or the Trust.

Section 2.                       Representations and Warranties. In order to induce the parties to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agent and the Purchasers that (a) after giving affect to this Amendment, each of such Seller Party's representations and warranties contained in Article V of the Agreement is true and correct as of the date hereof, (b) the execution and delivery by such Seller Party of this Amendment, and the performance of its obligations hereunder, are within its corporate or limited partnership, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited partnership, as applicable, action on its part, and (c) this Amendment has been duly executed and delivered by such Seller Party and constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 3.                       Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts hereof duly executed by each of the parties hereto.

Section 4.                       Miscellaneous.

(a)  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

(b)  Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

(c)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TRUCK RETAIL ACCOUNTS CORPORATION

By:         /s/ JOHN V. MULVANEY, SR.
Name:          John V. Mulvaney, Sr.
Title:            V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION

By:       /s/  JOHN V. MULVANEY, SR.
Name:         John V. Mulvaney, Sr.
Title:           V.P., CFO & Treasurer

JUPITER SECURITIZATION COMPANY LLC

By:  JPMorgan Chase Bank, N.A., ITS Attorney in Fact

By:      /s/  ED REISINGER
Name:        Ed Reisinger
Title:          Managing Director

JS Siloed Trust
JP MORGAN CHASE BANK, N.A., as Administrative Trustee

By:      /s/  ED REISINGER
Name:        Ed Reisinger
Title:          Managing Director

Address for Notices:

Js Siloed Trust
c/o JP Morgan Chase Bank, N.A., as Administrative Trustee
Chase Tower, 10 S. Dearborn
Chicago, Illinois 60670
Attn:  Asset Backed Securities Conduit Group
Fax:  (312) 732-3600

JP MORGAN CHASE BANK, N.A., INDIVIDUALLY
AS A FINANCIAL INSTITUTION AND AS AGENT

By:     /s/   ED REISINGER
Name:        Ed Reisinger
Title:          Managing Director